UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 15, 2005


                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           Kentucky                  1-13661                 61-1137529
           --------                  -------                 ----------
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 16, 2005, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing that the Company has expanded its stock repurchase plan to 550,000 shares, or approximately 4% of the Company's total common shares outstanding. The Board also set February 2006 as the plan's expiration date.

At the same time, the Company announced that the Board of Directors had declared a regular quarterly dividend of $0.11 per share, payable on April 1, 2005, to shareholders of record as of March 15, 2005.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     C.    Exhibits

           99.1      Press Release dated February 16, 2005.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2005                    S.Y. BANCORP, INC.

                                           By: /s/ Nancy B. Davis
                                               ---------------------------------
                                               Nancy B. Davis, Executive Vice
                                               President, Treasurer and Chief
                                               Financial Officer